Exhibit 10.5

FORM OF LOCK-UP AGREEMENT

______, 2022

LanzaTech NZ, Inc.

AMCI Acquisition Corp. II

Re: Lock-up Agreement

Ladies and Gentlemen:

This letter (this “Letter”) is being delivered to LanzaTech NZ, Inc., a Delaware corporation (“LanzaTech”), and LanzaTech Global, Inc. (formerly known as AMCI Acquisition Corp. II), a Delaware corporation (the “Company”), in accordance with the Agreement and Plan of Merger, dated as of March 8, 2022 (as it may be amended or supplemented from time to time, the “Merger Agreement”), entered into by and among the Company, AMCI Merger Sub, Inc., a Delaware corporation, and LanzaTech. Capitalized terms used but not otherwise defined in this Letter shall have the meanings ascribed thereto in the Merger Agreement.

In order to induce the Company and LanzaTech to proceed with the transactions contemplated in the Merger Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with LanzaTech and the Company as follows:

1.	Definitions.

The following terms shall, for all purposes of this Letter, have the respective meanings set forth below:

“Affiliate” means, with respect to any specified person, any other person or entity that, directly or indirectly, is controlled by such specified person, whether through one or more intermediaries or otherwise. The term “control” (including the term “controlled by”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean common stock of the Company, par value $0.0001 per share.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Lock-up Period” shall mean the period beginning on the date of the Closing and ending on: (a) if the undersigned is a director or officer of LanzaTech on the date hereof, then, with respect to the undersigned and his or her Permitted Transferees, the earlier of (i) the date that is 12 months from the date of the Closing, (ii) such time when the closing price of the Common Stock shall have equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the date of the Closing, and (iii) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction after the date of the Closing that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property, and (b) if the undersigned is an employee (but not a director or officer) of LanzaTech or a subsidiary of LanzaTech on the date hereof (an “Employee”), then, with respect to the undersigned and his or her Permitted Transferees, the date that is six months from the date of the Closing.

“Permitted Transfer” shall mean a Transfer of shares of Common Stock or Related Securities (a) to any Affiliate of the undersigned, (b) by gift to a member of the immediate family of the undersigned (for purposes of this Letter, “immediate family” shall mean any of the following: such person’s spouse, the siblings of such person, the siblings of such person’s spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and of such person’s spouse and of such person’s siblings) or to a trust, the beneficiary of which is the undersigned or a member of the immediate family of the undersigned, or to a charitable organization, (c) by virtue of laws of descent and distribution upon death of the undersigned, (d) pursuant to a qualified domestic relations order, or (e) in connection with the Company’s liquidation, merger, capital stock exchange, reorganization, tender offer, exchange offer or other similar transaction after the date hereof which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; provided, however, that in the case of clauses (a) through (e), the applicable transferee(s) must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein and the other restrictions contained in this Letter.

“Permitted Transferee” shall mean the applicable transferee of any shares of Common Stock or Related Securities pursuant to a Permitted Transfer.

“Related Securities” shall mean any options or warrants or other rights to acquire shares of Common Stock or any securities exchangeable or exercisable for or convertible into shares of Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into shares of Common Stock.

“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

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2.	Lock-up.

a.	The undersigned, on behalf of himself or herself and any of his or her Affiliates, agrees not to Transfer, in whole or in part, his or her shares of Common Stock or Related Securities, whether (i) held by the undersigned or an Affiliate of the undersigned immediately following the Closing or issuable to the undersigned or an Affiliate of the undersigned pursuant to the Merger Agreement and (ii) any such transaction is to be settled by delivery of shares of Common Stock or Related Securities or other securities, in cash or otherwise, during the Lock-up Period applicable to the undersigned. Notwithstanding the foregoing, during the applicable Lock-up Period: (A) the undersigned may Transfer his or her shares of Common Stock or Related Securities to any Permitted Transferee of the undersigned; provided that such Permitted Transferee shall enter into a written agreement, in substantially the form of this Letter (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee), agreeing to be bound by these Transfer restrictions; (B) subject to applicable securities laws, the undersigned may Transfer shares of Common Stock or Related Securities for up to such number of shares of Common Stock or Related Securities to the Company for the purpose of satisfying any withholding taxes (including estimated taxes) due upon the exercise of any stock options or the vesting of any restricted shares, restricted stock units or similar equity awards granted by the Company to the undersigned; (C) subject to applicable securities laws and the terms of any applicable equity incentive plan or award agreement, as amended from time to time, the undersigned may Transfer shares of Common Stock or Related Securities to the Company for the purpose of effecting a “net settlement” or “net exercise” whereby the undersigned would Transfer shares of Common Stock or Related Securities to the Company to cover the total cost of exercise arising in connection with the exercise of any stock options or similar equity awards granted by the Company to the undersigned; and (D) if the undersigned is an Employee, the undersigned may Transfer shares of Common Stock or Related Securities in a number equal to 10% of the sum of (x) the shares of Common Stock or Related Securities held by the undersigned or which the undersigned has the right to receive pursuant to the Merger Agreement, in each case immediately following the Closing plus (y) any shares of Common Stock underlying any stock options, restricted shares, restricted stock units or similar equity awards granted by the Company to the undersigned and outstanding as of the date hereof.

b.	If any Transfer prohibited by this Letter is made or attempted contrary to the provisions of this Letter, such purported Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the shares of Common Stock or Related Securities as one of its equity holders for any purpose. In order to enforce this, the Company may impose stop-transfer instructions with respect to the shares of Common Stock or Related Securities of the undersigned (and his or her permitted assigns, including Permitted Transferees) until the end of the applicable Lock-up Period.

c.	For the avoidance of doubt, the undersigned shall retain all of his or her rights as a stockholder of the Company with respect to the shares of Common Stock during the Lock-up Period applicable to the undersigned, including the right to vote any shares of Common Stock that are entitled to vote.

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3.	Miscellaneous.

a.	The undersigned hereby represents and warrants that the undersigned has full power and authority to execute and deliver this Letter and that this Letter constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. The undersigned may not assign this Letter or any of his or her rights, interests or obligations hereunder without the prior written consent of the Company. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. Any obligations of the undersigned shall be binding upon the successors and permitted assigns of the undersigned from and after the date hereof.

b.	This Letter shall automatically terminate upon the earlier to occur of (i) the expiration of the applicable Lock-Up Period, (ii) the termination of the Merger Agreement and (iii) if the undersigned is an Employee, the termination of the employment relationship of the undersigned with LanzaTech or a subsidiary of LanzaTech.

c.	This Letter may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the undersigned and the Company.

d.	This Letter shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

Name:	[ ]
Title:	[ ]

[Signature Page to Lock-up Agreement]